Exhibit 10.33

Void after January 9, 2004*

                  This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.

                             ----------------------

                          COMMON STOCK PURCHASE WARRANT

         Frontline Communications Corporation, a Delaware corporation (the "Company"), having its principal office at One Blue Hill Plaza, 7th Floor, P.O. Box 1548, Pearl River, New York, 10965 hereby certifies that, for value received, Scarborough Ltd., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after November 25, 2003 and before 5:00 P.M., New York City time, on January 9, 2004, (i) 1,666,666 shares of Common Stock of the Company (also referred to herein as "B Warrant Shares") and (ii) a warrant ("B2 Warrant") exercisable at $0.01 to purchase 1,250,000 shares of Common Stock of the Company in the form attached hereto as Exhibit A, at $.30 per B Warrant Share (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a)  The  term   "Company"   includes   the  Company  and  any
         corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).


----------------

* Or such later date as provided pursuant to paragraph 20.

                  (c) The "Original Issue Date" is November 25, 2003, the date as of which this Warrant was first issued.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise. Other Securities shall include, but not be limited to the B2 Warrants and shares of Common Stock issuable upon exercise of the B-2 Warrants.

                  (e) The term "Purchase Price per share" shall be the then applicable exercise price for one share of Common Stock.

                  (f) The term "Owner" refers to a record owner of this Warrant (or subdivision thereof) or the holder of any Common Stock or Other Securities issuable upon exercise of this Warrant (or subdivision thereof).

                  (g) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of this Warrant, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

                  (h) The term "Securities Act" means the Securities Act of 1933, as amended, as the same shall be in effect at the time.

              1. Registration, etc. The Company has agreed to register the Common Stock issuable upon exercise of this warrant, and the Common Stock issuable upon exercise of the B-2 Warrants; pursuant to the terms of a Subscription Agreement by and between the Company and the Owner dated the date hereof ("Subscription Agreement").

              2. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of this Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of this Warrant, or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of this Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be, and provided further that nothing contained in this section 2 shall relieve the Company from complying with any request for registration pursuant to section 1 hereof. The first holder of this Warrant represents to the Company that it is acquiring this Warrant for investment and not with a view to the distribution thereof.

         3. Exercise of Warrant; Partial Exercise.

              3.1 Exercise in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Escrow Agent (as defined in the Subscription Agreement to be released, to the Company pursuant to the terms and conditions of the Escrow Agreement (as defined in the Subscription Agreement) in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

              3.2 Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

              3.3 Company to Reaffirm Obligations. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Company shall fail to take any of the actions specified by this paragraph, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights

              4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 5 or otherwise and such certificates shall be delivered to the Escrow Agent (as defined in the Subscription Agreement) to be held and released pursuant to the terms of an Escrow Agreement (as defined in the Subscription Agreement).

         5. Adjustment for Dividends in Other Stock, Property, etc., Reclassification, etc. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash paid or payable (including, without limitation, by way of dividend), or

                  (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the holder of this Warrant, upon the exercise hereof as provided in section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant as well as the number of shares of Common Stock issuable upon exercise of the B-2 Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by sections 6 and 7 hereof.

         6. Reorganization, Consolidation, Merger, etc.

              In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder has so exercised this Warrant and the B-2 Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in sections 5 and 7 hereof.


         7. Other Adjustments.


              7.1 General. In any case to which sections 5 and 6 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date and prior to the expiration of this Warrant, then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to equal the price at which the Company sells or issues Common Stock subsequent to the Original Issue Date, provided that such price is lower than the Purchase Price, and the number of shares of Common Stock issuable upon exercise hereof shall be increased so that the percentage of the Company represented by the shares of Common Stock issuable upon exercise of this Warrant is not reduced as a result of such issuance or sale.


              7.2 Convertible Securities. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the date hereof, then such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock that may be issuable upon conversion of the Convertible Securities, provided that, if such Convertible Securities shall by their terms provide for a decrease or decreases, with the passage of time, in the conversion rate or rate of exchange upon the conversion or exchange thereof, the number of shares deemed issued or sold upon the issuance or sale of such Convertible Securities shall, forthwith upon any such decrease becoming effective, be readjusted to reflect the same, and provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price per share and the number of shares of Common Stock and other Securities issuable upon exercise of this Warrant shall forthwith be readjusted and thereafter be the price and number of shares which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion of exchange of such Convertible Securities.

              7.3 Rights and Options. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, then the granting of such rights or options shall be deemed to be an issue or sale (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock issuable upon exercise of such rights or options, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the number of shares issuable by the Company upon the exercise thereof, the number of shares of Common Stock deemed issued upon such grant shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price per share and the number of shares issuable upon exercise of this Warrant and the B-2 Warrant shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options.


         8. Conversion Limitation. In order to comply with rules of the American Stock Exchange relating to shareholder approval of a transaction by an issuer other than in a public offering, this Warrant together with the Shares and Warrant Shares issued pursuant to the Subscription Agreement shall not be exercisable into the number of shares of Common Stock that, in the aggregate, would result in the issuance of more than 19.9% of the shares of Common Stock outstanding immediately prior to the transaction contemplated by the Subscription Agreement (the "Conversion Limitation") until such time as the Company receives shareholder approval of the transaction (the "Approval"). The Company agrees to seek the Approval after December 12, 2003 but no later than January 20, 2004. The Company shall have received proxies from each of the executive officers and directors of the Company agreeing to vote in favor of the Approval.


         9. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of Warrant and the B-2 Warrant from time to time outstanding.


         10. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant.


         11. Notices of Record Date, etc. In the event of


                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or


                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or


                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other
         Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
         (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.


         12. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant and the B-2 Warrant.


         13. Listing on Securities Exchanges, Registration. If the Company at any time after the Original Issue Date shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of this Warrant, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.


         14. Exchange of Warrants. Subject to the provisions of section 2 hereof, upon surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant.

         15. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


         16. Warrant Agent. The Company may, by written notice to each holder of this Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of this Warrant pursuant to section 3, exchanging this Warrant pursuant to section 14, and replacing this Warrant pursuant to section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.


         17. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.


         18. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:


                  (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;


                  (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value, each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby, and


                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         19. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.


         20. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which


         21. enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


         22. Extended Expiration.


         The right to exercise this Warrant shall expire at 5.00 P.M., New York City time , on January 25, 2004, provided, however, that if a registration statement has not been filed or declared effective pursuant to the Subscription Agreement prior to the expiration date of the right to exercise this Warrant, then the right to exercise this Warrant shall be extended and shall expire forty-five (45) days after the effective date of such registration statement.


         23. Assignability. This Warrant is fully assignable at any time.

Dated: November  25, 2003



                               Frontline Communications Corporation



                               By:  _________________________

                               Name:  _______________________

                               Title:  ________________________
                               [Corporate Seal]





Attest:



         Secretary

                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)



To:
Frontline Communications Corporation
One Blue Hill Plaza, 7th Floor
P.O. Box 1548 Pearl River, New York 10965

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, * shares of Common Stock of Frontline Communications Corporation and herewith makes payment of $ _____ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________, whose address is ___________________________________.



Dated:  _________________



                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                    (Address)







* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)


         For value received, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase shares of Common Stock of Frontline Communications Corporation, which the within Warrant relates, and appoints _____________ as Attorney-in-Fact to transfer such right on the books of ___________________ with full power of substitution in the premises. The Warrant being transferred hereby is the Common Stock Purchase Warrant issued by Frontline Communications Corporation, as of November 25, 2003.



Dated:  _________________________



                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



                                    (Address)



Signature  guaranteed  by a  Bank  or  Trust
Company  having its principal  office in New
York  City  or by a  Member  Firm of the New
York or American Stock Exchange

Exhibit A


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE STATE SECURITIES LAWS AND MAY NOT BE SOLD,
PLEDGED,  OR  OTHERWISE  TRANSFERRED  UNLESS  EITHER (A) COVERED BY AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

Warrant No. B2-                                      Number of Shares: 1,250,000
               ---                                                     ---------


Date of Issuance:  As of _____ __, 2004

                      Frontline Communications Corporation

                          Common Stock Purchase Warrant

                           (Void after _____ __, 2006)

         Frontline Communications Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that Scarborough Ltd. (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of exercise of the B Warrant in connection with the Subscription Agreement between the Company and the Registered Holder, dated November 25, 2003, 1,250,000 shares of Common Stock (the "Common Stock") $0.01 par value per share, of the Company, at a purchase price of $0.01 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         23. Exercise; Issuance of Certificates.


              23.1 Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

              23.2 Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.


              23.3 As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct but subject to Section 4 hereof:


                  (a) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and


                  (b) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of Warrant Shares called for on the face of this Warrant minus the sum of the number of such shares purchased by the Registered Holder upon such exercise.


         24. Adjustment of Purchase Price and Number of Warrant Shares. The Purchase Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 2.


              24.1 Subdivision or Combination of Stock. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in such stock shall be paid in respect of such stock, or any transaction having substantially similar effect shall have been consummated by the Company, the Purchase Price in effect immediately prior to such transaction shall, simultaneously with the effectiveness or record date of such transaction, be proportionately reduced. If outstanding shares of the Company's Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.


              24.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the

Company, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as part of such Organic Change, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to such Organic Change such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.


              24.3 When any adjustment is required to be made in the Purchase Price or the number of Warrant Shares purchasable upon exercise of this Warrant, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price or the number of Warrant Shares purchasable upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(b) above.


         25. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock. For purposes of the foregoing, fair market value of one share of Common Stock, shall be determined as follows:


                  (a) If the Common Stock is listed on a national securities exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq system, or another nationally recognized exchange or quotation system as of the Exercise Date, the fair market value per share of the Common Stock shall be deemed to be the last reported sale price per share of the Common Stock on the Exercise Date, or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the fair market value per share shall be determined pursuant to clause (ii)).


                  (b) If the Common Stock is not listed on a national securities exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq System, or another nationally recognized exchange or quotation system on the Exercise Date, the fair market value per share shall be determined by the Company's Board of Directors in good faith.


         26. Requirements for Transfer.

              26.1 This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act and any applicable state securities laws.

              26.2 Each certificate representing this Warrant or Warrant Shares shall bear a legend substantially in the following form:



                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER."



The foregoing legend shall be removed from the certificates representing any Warrants or Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.


         27. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Registered Holder the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         28. Notices of Record Date, etc.

         In case:

              28.1 of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or


              28.2 of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.


         29. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.


         30. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.


         31. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety in an amount reasonably satisfactory to the Company if requested by the Company), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.


         32. Transfers, etc.


              32.1 The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.


              32.2 Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.


              32.3 Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         33. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.


         34. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.


         35. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.


         36. Governing Law. This Warrant will be governed by and construed in accordance with the corporate laws of the State of New York.



         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer thereunto duly authorized.



                                        FRONTLINE COMMUNICATIONS CORPORATION

                                        -------------------------------------
                                        By:
                                        Title:

[Corporate Seal]

ATTEST:

-------------------------

[                      ]
[                      ]


                                             Address of principal office:
                                             One Blue Hill Plaza, 7th Floor
                                             P.O. Box 1548
                                             Pearl River, New York 10965



                (SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT)

                                                                       EXHIBIT I

                                  PURCHASE FORM

To: Frontline Communications Corporation                    Dated:______________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. B2-___), hereby irrevocably elects to purchase ________ shares of Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                                        Signature:
                                                  -----------------------------

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

         FOR  VALUE   RECEIVED,   ________________________________________hereby
sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. B2-____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                Address                         No. of Shares
----------------                -------                         -------------




Dated:                                 Signature:
      -------------------------                  ------------------------------

Dated:                                 Witness:
      -------------------------                --------------------------------